NEWS RELEASE

CONTANGO SILVER & GOLD

Contango Intersects 140.23 g/t Gold over 0.63 Meters and 18.16 g/t Gold over 3.65 Meters at Lucky Shot and Advances KM Vein Drilling

FAIRBANKS, AK – (October 6, 2026) – Contango Silver and Gold Inc. (“Contango” or the “Company”) (NYSE American / TSX: CTGO) announces additional gold assay results from its 2026 surface diamond drilling program at the Lucky Shot Project in Alaska. The Company also provides an update on underground exploration development and drilling currently underway from the West Drift Extension to test the KM vein system.

Highlights

• LSS26018 intersected 140.23 grams per tonne (“g/t”) gold (“Au”) over 0.63 meters* and 9.97 g/t Au over 4.57 meters, including 86.98 g/t Au over 0.39 meters.

• LSS26021 intersected 18.16 g/t Au over 3.65 meters, including 61.73 g/t Au over 0.52 meters.

• LSS26019 intersected 13.80 g/t Au over 2.74 meters, including 118.36 g/t Au over 0.30 meters, and 27.28 g/t Au over a separate 0.36 meter interval.

• The surface program concluded on August 31, 2026, with approximately 5,800 meters drilled in 27 holes from five pads. This release reports results for nine holes from Pads C, D, E and F.

• Underground exploration development has advanced 450 meters of a planned 830 meters, or approximately 54%. KM vein drilling began on September 16, 2026, with 10 of 17 planned holes completed.

*All reported assay interval lengths are downhole core lengths. True widths are not yet known and may be materially different.

Rick Van Nieuwenhuyse, the Company’s Chief Executive Officer said, “We are highly encouraged by the additional assay results from the Lucky Shot surface drill program completed earlier this summer. The results demonstrate the continuity of the Coleman segment of the Lucky Shot vein system as well as better constrain the location of previously mined zones of the Coleman segment. This information will be instrumental in completing an updated mineral resource estimate (MRE) in H1 of 2027 and then completing a feasibility level study targeting a 5 year mine plan delivering 40,000 to 50,000 ounces of annual production. In addition, the newly discovered KM vein adds significant excitement, and we look forward to driving consistent news flow as our underground program continues uninterrupted through the winter.”

Figure 1. Lucky Shot exploration activities. Upper left: drilling station in the West Drift Extension. Upper right: the new core shack at the Lucky Shot Outpost. Lower image: the KM vein exposed in the West Drift Extension.

2026 Lucky Shot Surface Drill Program

The 2026 surface diamond drilling program began on June 22 and concluded on August 31, 2026. The Company completed approximately 5,800 meters in 27 holes from five drill pads, compared with a planned program of approximately 6,000 meters. Drilling targeted infill areas within the Coleman geological model and step-out areas to test the interpreted structural relationship between the Coleman and Lucky Shot vein systems (Figure 2).

This second assay release covers nine holes from Coleman Pads C, D, E and F. Seven holes returned the selected significant intervals in Table 1. LSS26007 and LSS26008 have no significant interval selected for reporting and are shown as N/S. Results from holes covered by the September 1, 2026 release are excluded from Table 1. Additional assays, including one interval in LSS26031, remain pending and will be reported following receipt, review and validation.

371900E
372000E
372100E
372200E
372300E
6852200N
6852100N
6852200N
6851900N
Assay Reporting Status
Previously reported
This release
Assays pending
B
C
D
E
F
LSS26009
LSS26005
LSS26008
LSS26007
LSS26006
LSS26004
LSS26003
LSS26002
LSS26010
LSS26026
LSS26027
LSS26028
LSS26030
LSS26029A
LSS26015
LSS26016
LSS26014
LSS26017
LSS26018
LSS26019
LSS26031
LSS26021
LSS26022
LSS26023A
LSS26025
LSS26024
CONTANGO
SILVER AND GOLD
2026 COLEMAN ASSAY STATUS
NAD83(NSRS2007) / UTM zone 6N
1:2000
10/02/2026
0
50
100 m

LSS26031: reported intervals included; additional assay interval pending.

Figure 2. Plan view of the 2026 Coleman surface drill program showing drill pads, selected hole traces and assay reporting status on the map dated October 2, 2026. Black identifies previously reported holes, green identifies holes included in this release, and orange identifies holes with assays pending. LSS26031 includes reported intervals and an additional interval with assays pending. The map shows 26 labeled holes.

Selected Surface Drill Results

Table 1 summarizes the selected intervals from this assay batch. Vein assignments reflect the current geological interpretation and may change as additional data become available. These intervals were selected for their relevance to targeted or newly recognized vein structures; the table is not a complete listing of all sampled intervals and should not be interpreted as the average grade of a hole or vein. Previously reported holes and intervals without final assays are excluded from Table 1.

Table 1. Selected significant surface drill assay results — Coleman Pads C, D, E and F

Drill station	Hole ID	From (m)	To (m)	Length (m)	Au (g/t)	Vein	Visible gold observed*
Pad C	LSS26006	233.39	234.99	1.60	2.87	CLMN 4
		251.31	252.53	1.22	7.19	Unknown (CLMN 1?)
		260.75	261.05	0.30	5.88	Unknown (CLMN 1?)
	LSS26007	N/S
	LSS26008	N/S
	LSS26009	249.04	249.55	0.51	10.62	CLMN 1 OR 4
Pad D	LSS26017	126.54	126.84	0.30	46.32	Unassigned	VG
		151.49	151.79	0.30	15.86	CLMN 2/1	VG
	LSS26018	171.65	172.28	0.63	140.23	CLMN 4	VG
		177.70	182.27	4.57	9.97	CLMN 7	VG
	(includes)	178.50	178.89	0.39	86.98
Pad E	LSS26019	130.90	132.37	1.47	2.41	Unassigned, shallower than modelled veins
		158.70	159.24	0.54	3.10	CLMN 1
		169.20	171.94	2.74	13.80	CLMN 4	VG
	(includes)	169.60	169.90	0.30	118.36		VG
		183.03	183.39	0.36	27.28	Unassigned	VG
	LSS26031	127.92	128.54	0.62	2.52	Unassigned, shallower than modelled veins
		134.75	135.35	0.60	2.24	CLMN 3
		149.24	149.54	0.30	2.46	CLMN 1
		153.48	154.74	1.26	3.94	CLMN 4
		164.64	168.56	3.92	Assay Pending	Unassigned	VG
Pad F	LSS26021	78.90	79.50	0.60	2.48	Unassigned
		177.23	179.02	1.79	3.22	CLMN 3	VG
		199.79	203.44	3.65	18.16	CLMN 1 and 4	VG
	(includes)	200.63	201.15	0.52	61.73		VG
		205.20	205.50	0.30	2.70	CLMN 4

Notes: All intervals are downhole core lengths; true widths are not yet known and may be materially different. Composite grades are length-weighted averages. “Includes” rows are contained within the preceding composite and are not additional intervals. N/S means no significant interval selected for reporting. Selected intervals represent targeted or newly recognized mineralized vein structures relevant to the current geological interpretation. CLMN = Coleman. Vein assignments are provisional. “Assay Pending” identifies an interval for which no final gold grade is reported.

*Visible gold is a qualitative observation made during core logging. It does not necessarily indicate higher grades, continuity, metallurgical performance or economic significance. Reported gold grades are based on laboratory assays. Blank entries mean no visible-gold was observed.

Coleman Pad C

LSS26006 intersected 2.87 g/t Au over 1.60 meters from the interpreted Coleman 4 vein and separate intervals returning 7.19 g/t Au over 1.22 meters and 5.88 g/t Au over 0.30 meters whose vein assignments remain uncertain. LSS26009 intersected 10.62 g/t Au over 0.51 meters, tentatively assigned to Coleman 1 or Coleman 4.

LSS26007 and LSS26008 tested northeast step-outs from the deeper Coleman area and intersected the Lucky Shot Fault. These holes provide additional structural control on the fault and constrain the interpreted northeastern extent of the Coleman veins toward it (Figure 3).

A
170°
Drill Pad C: Inclined 0°
350°
A'
1230m
1170m
1110m
1050m
990m
930m
Pad C
A'
LSS26009
LSS26005
LSS26008
LSS26007
LSS26006
LSS26003
LSS26004
LSS26002
LSS26010
A
Lucky Shot Fault
CLMN 3
CLMN 1
CLMN 4
0.51m @ 10.62 g/t Au
LSS26008
LSS26007
LSS26009
x: 372214m
y: 6852163m
x: 372114m
y: 6852164m
x: 372014m
y: 6852166m
Surfaces
Workings
Modeled Veins
lithology
Fault
FEL INT
GRD
MAF INT
QVZ
Shear Zone
Gouge Zone
Vertical exaggeration: 1x
0m
50m

Figure 3. Section A–A′ through Coleman Pad C, showing LSS26007, LSS26008 and LSS26009, the reported LSS26009 gold assay interval, interpreted Coleman veins and the Lucky Shot Fault. The inset locates the section. All assay lengths are downhole lengths; true widths are not yet known.

Coleman Pad D

Pad D drilling targeted the central Coleman vein system from Lucky Shot Ridge to improve definition of the subparallel veins and their fault controls. The interpretation incorporates the modeled West Coleman Fault (Figure 4). LSS26017 intersected 46.32 g/t Au over 0.30 meters from an unassigned vein and 15.86 g/t Au over 0.30 meters from an interval provisionally assigned to Coleman 2/1.

LSS26018 intersected 140.23 g/t Au over 0.63 meters from the interpreted Coleman 4 vein and 9.97 g/t Au over 4.57 meters from Coleman 7, including 86.98 g/t Au over 0.39 meters.

B 185° **Drill Pad D: Inclined 0°** 005° B’

1320m

S26015

1320m

Figure 4. Section B–B′ through Coleman Pad D, looking west, showing LSS26018 assay results, interpreted Coleman veins and the West Coleman Fault. The inset locates the section. All assay lengths are downhole lengths; true widths are not yet known.

Coleman Pad E

LSS26019 intersected 13.80 g/t Au over 2.74 meters from the interpreted Coleman 4 vein, including 118.36 g/t Au over 0.30 meters, and 27.28 g/t Au over a separate 0.36-meter interval from an unassigned vein. Additional results include 2.41 g/t Au over 1.47 meters above the modeled veins and 3.10 g/t Au over 0.54 meters assigned to Coleman 1 (Figure 5).

LSS26031 intersected several intervals, including 3.94 g/t Au over 1.26 meters assigned to Coleman 4. A deeper, unassigned interval from 164.64 to 168.56 meters contains visible gold and has assays pending. Its 3.92-meter downhole length is listed separately as “Assay Pending” in Table 1. Visible gold does not establish the grade or economic significance of this interval.

C
135°
Drill Pad E: Inclined 0°
315°
C'
LSS26019
C'
Pad E
LSS26031
C
1280m
1240m
1200m
1160m
1120m
0.62m @ 2.52 g/t Au
0.60m @ 2.24 g/t Au
0.30m @ 2.46 g/t Au
1.26m @ 3.94 g/t Au
(Assay Pending)
2.74m @ 13.80g/t Au
(incl. 0.30m @ 118.36 g/t Au)
1.47m @ 2.41 g/t Au
0.54m @ 3.10 g/t Au
0.36m @ 27.28 g/t Au
CLMN 4
CLMN 1
CLMN 3
191
LSS26031
192
LSS26019
x: 371998m
y: 6851885m
x: 371978m
y: 6851983m
Veins
Workings
Modeled Veins
lithology
Fault
FEL INT
GRD
MAF INT
QVZ
Shear Zone
Vein Zone
Gouge Zone
Vertical exaggeration: 1x
0m
50m

Figure 5. Section C–C′ through Coleman Pad E, looking southwest, showing LSS26019 and LSS26031, selected gold assay results and the interpreted veins. The deeper LSS26031 interval is marked as pending. All assay lengths are downhole lengths; true widths are not yet known.

Coleman Pad F

LSS26021 intersected 18.16 g/t Au over 3.65 meters across the interpreted Coleman 1 and Coleman 4 veins, including 61.73 g/t Au over 0.52 meters. Additional intervals include 3.22 g/t Au over 1.79 meters assigned to Coleman 3, 2.48 g/t Au over 0.60 meters from an unassigned interval, and 2.70 g/t Au over 0.30 meters assigned to Coleman 4. Figure 6 shows the current vein and Lucky Shot Fault interpretation. Assays for LSS26025 remain pending.

D
Drill Pad F: Inclined 5°
D'
182°
002°
1292m
1252m
1212m
1172m
1132m
1092m
D'
LSS26021
LSS26022
Pad
F
LSS26023A
LSS26025
LSS26024
D
Lucky Shot
Fault
0.60m @
2.48 g/t Au
1.79m @
3.22 g/t Au
3.65m @
18.16g/t Au
(incl. 0.52m @
61.73 g/t Au)
0.30m @
2.70 g/t
Au
CLMN 4
CLMN 1
CLMN 3
161
LSS26025
(Assay Pending)
LSS26021
210
x: 372041m
y: 6851863m
x: 372043m
y: 6851923m
x: 372045m
y: 6851983m
x: 372047m
y: 6852043m
Veins
Workings
Modeled
Veins
lithology
Fault
FEL INT
GRD
MAF INT
QVZ
Shear Zone
Vein Zone
Gouge Zone
Vertical exaggeration: 1x
0m
50m

Figure 6. Section D–D′ through Coleman Pad F, looking west, showing LSS26021 assay results, LSS26025 with assays pending, interpreted Coleman veins and the Lucky Shot Fault. All assay lengths are downhole lengths; true widths are not yet known.

Dave Larimer, the Company’s Vice President of Exploration, commented, “What excites me about these results is seeing strong gold grades alongside new information that helps us understand the Coleman vein system. Each round of drilling sharpens that picture and helps us focus the next phase of our program. With drilling now underway on the KM vein system, we’re building on that progress through a disciplined process—testing our interpretations, evaluating the results and using what we learn to guide the next step at Lucky Shot.”

Underground Exploration Development

Underground exploration development continues on a two-shift, 24-hour schedule. To date, crews have completed 450 meters of the planned 830 meters of lateral development, representing approximately 54% of the program. Three headings are being advanced concurrently to improve the excavation cycle and exploration development rate (Figure 7).

The 2090W West Drift Extension is complete and now provides access for KM vein drilling. Development is planned to continue in the 2070E heading, the Enserch Tunnel extension and the 2300E heading. Subject to operating conditions and continued progress, the Company expects to complete this phase of underground exploration development in the middle of the fourth quarter of 2026.

Figure 7. Plan view of underground exploration development. Green marks completed development and red marks planned or in-progress development. The 2090W West Drift Extension is complete, and work continues in the 2070E heading. Grid coordinates and scale-bar distances are in meters.

KM Vein Drilling Underway

Underground drilling from the West Drift Extension began on September 16, 2026, to test the geometry and continuity of the KM vein system (Figure 8). The program comprises approximately 1,140 meters in

17 planned holes from five drill stations. Ten holes have been completed from the first two stations, and drilling is underway from Station 346.

The program is designed to improve definition of the KM vein system and its interpreted relationship to the Lucky Shot Fault and the Lucky Shot vein system to the northeast. Assay results are expected during the fourth quarter of 2026 and will be reported following receipt, review and validation.

A – Plan View
Lucky Shot Fault
Lucky Shot Vein System
KM Vein
KM Drill Target Area
+372200 E
+372400 E
+372600 E
+6852200 N
+6852000 N
Plunge +90
Azimuth 000
Looking down
0
50
100
150
200
B – Oblique View (NW)
Lucky Shot Fault
Lucky Shot Vein System
KM Drill Target Area
KM Vein
Plunge +17
Azimuth 327
0
50
100
150

Figure 8. KM underground drilling from the 2090W West Drift Extension. A: plan view. B: oblique view looking northwest. Blue traces show drilling for the current program. Purple shows the KM vein and drill target area, with the interpreted Lucky Shot Fault and Lucky Shot vein system to the northeast. The colored vein surfaces and dashed target outline are geological interpretations, not mineral resource or mineral reserve boundaries. Plan-view grid coordinates and scale-bar distances are in meters.

Conference Call and Webcast

Contango will host a conference call and webcast with Rick Van Nieuwenhuyse, CEO, and Dave Larimer, VP Exploration, to discuss the Lucky Shot results on Tuesday, October 6, 2026, at 12:00 p.m. Eastern Time

/ 9:00 a.m. Pacific Time. Webcast registration and dial-in details: https://6ix.com/event/lucky-shot-drill-results.

Cautionary Note Regarding Exploration Results

The Company cautions that drill intercept lengths reported in this release are downhole core lengths. True widths are not yet known and may be materially different from reported interval lengths. Visible-gold observations are qualitative geological observations and do not necessarily correlate with higher gold grades, mineral continuity, metallurgical performance or economic significance. Reported gold grades are based on laboratory assays.

Lucky Shot is an exploration-stage property. No mineral reserves have been declared for the Lucky Shot Project, and the work described in this release is exploratory in nature. The exploration results reported in this release do not demonstrate economic viability. This release does not report a new or updated mineral resource or mineral reserve estimate. Modeled vein traces and surfaces illustrate geological interpretations and do not, by themselves, establish continuity of gold grade between drill intersections.

Quality Assurance and Quality Control

Contango's drilling and sampling programs are conducted under the supervision of the Company's Qualified Person. Drill core is systematically logged, photographed and sampled. The sampling, sample preparation, analytical and quality-control procedures for the results reported here are unchanged from those described in the Company's September 1, 2026 news release.

Quality assurance and quality control procedures include the regular insertion of certified reference materials, blanks and duplicate samples into the analytical stream. Mineralized drill-core intervals are sampled as whole core, with shoulder samples extending beyond mineralized zones where appropriate. Samples are sealed and transported to the laboratory under documented chain-of-custody procedures.

Sample preparation was performed by Bureau Veritas North America in Fairbanks, Alaska. Gold analyses for the samples reported in this release were completed using a two-cycle PhotonAssay™ method by Paragon Geochemical in Vancouver, British Columbia. The published lower detection limit for the two-cycle PhotonAssay method is 0.015 g/t Au and the upper detection limit is 355 g/t Au. Samples returning gold values above the upper detection limit are re-assayed using a 50-gram charge fire assay with gravimetric finish through Bureau Veritas. Samples also undergo multi-element ICP-MS analysis to quantify minor- and trace-element associations.

Qualified Person

The scientific and technical information contained in this news release has been reviewed and approved by Dave Larimer, CPG, VP Exploration for Contango, who is a Qualified Person as defined by SEC Regulation S-K 1300. Mr. Larimer is not independent of the Company.

About Contango

Contango is a NYSE American and TSX listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska and in the Golden Triangle in British Columbia. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands, and (v) mineral tenures of approximately 247,000 acres (100,000 ha) located in and around the Kitsault Valley in the Golden Triangle of northwest British Columbia.

Additional information can be found on our web page at www.contangoore.com.

Forward-Looking Statements

This press release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws (“Forward-looking Statements”). These include statements regarding Contango’s plans and expectations for its properties and operations, the timing of remaining assay results, the scope and completion of underground development and drilling, future geological interpretation and future operations at Contango mineral properties. The Forward-looking Statements regarding Contango are based on Contango’s current expectations and are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. They include statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking.

Forward-looking Statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves); risks and uncertainties involving geology, ground conditions and the continuity of mineralization; laboratory turnaround times and delays in receiving final assay results; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks; risks related to weather and other natural disasters; uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any Forward-looking Statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the Forward-looking Statements. Forward-looking Statements are based on the estimates and opinions of management at the time the statements are made. Except as required by applicable law, Contango does not undertake any obligation to update Forward-looking Statements should circumstances or management’s estimates or opinions change.

Contacts

Contango Silver & Gold Inc.
Rick Van Nieuwenhuyse
(907) 388-7770
www.contangoore.com